Exhibit 99.1
BROCADE CONTACTS

Public Relations	Investor Relations
Leslie Davis	Alex Lenke
Tel: 408-333-5260	Tel: 408-333-6758
lmdavis@brocade.com	alenke@brocade.com
Brocade Reports Second Quarter Fiscal Year 2008 Results
New Product Ramp Helps Drive Record Revenue and Strong Earnings
SAN JOSE, Calif., May 14 /PRNewswire-FirstCall/ — — Brocade® (NASDAQ: BRCD), the leader in data center networking solutions that help enterprises connect and manage their information, today reported financial results for its second fiscal quarter, which ended April 26, 2008.
Commenting on the Company’s second quarter financial results, Michael Klayko, Brocade CEO, said, “It was another very good quarter for Brocade as we continued our excellent operational execution and performance. Our financial results were better than the Company expected, we added to the momentum of our aggressive product cycle, and we acquired Strategic Business Systems, Inc. (SBS), a privately held provider of data center-focused professional services, which significantly broadens our services offerings and expertise in the evolving data center market.”
Second Fiscal Quarter 2008 Business Highlights
•	Sales of the Company’s new DCX Backbone exceeded revenue expectations and contributed to a record revenue quarter of the Company’s Director-class products.

•	Brocade augmented its growing services business with the acquisition of SBS. SBS has deep skill sets and experience in several data center disciplines, including networking, security, storage, and virtualization.

•	The Company started shipping the Brocade File Management Engine, or FME, in late Q2. This breakthrough product offers a number of industry firsts, most notably the ability to migrate files while they are in use, which helps customers avoid costly downtime.

•	During the quarter, the Company finalized the development of a family of new 8Gbit/sec fabric switches that complement the DCX Backbone. These new switches, announced on May 13th, 2008, double the performance of previous models while consuming 40% less energy. The Company expects the majority of its major OEM partners to be in the market with these new switches in Brocade’s Q3, beginning with IBM and Sun.

•	On May 13th, 2008 the Company also announced the availability of its new server HBA products that, when combined with Brocade’s new 8Gb/sec switches, directors and DCX Backbone, deliver a new level of end-to-end data center networking performance. The new Brocade HBAs are expected to be generally available in June.
Brocade
1745 Technology Dr., San Jose, CA 95110
T. 408.333.8000 F. 408.333.8101
www.brocade.com

Second Fiscal Quarter 2008 Financial Highlights and Additional Financial Information
•	Brocade’s non-GAAP effective tax-rate was 30.7% in Q2 08, and its GAAP tax rate was -272%. The GAAP rate includes a P&L benefit of $167M due to the release of the valuation allowance previously recorded against the Company’s deferred tax assets. The Company has determined that it is more likely than not that it will realize the benefits of the deferred tax assets and the valuation allowance was released accordingly.

•	In Q2, the Company achieved record revenue in its director product line, its embedded blade switch product line, and its services business. In addition, Brocade generated more cash from operations in Q2 08 than any previous quarter in the company’s history.

•	The Company’s total installed base of SAN ports was approximately 17.3 million.

•	In Q2 Average Selling Price (ASP) declines were in the low single digits compared to Q1 08.

•	Net stock-based compensation expense was $11.2 million and has been excluded from the Company’s non-GAAP results.

•	In Q2, the Company repurchased approximately 6.9 million shares of the Company’s common stock for approximately $50.2 million. As of the end of Q2 08, the Company had $452.3 million remaining under its $800 million total stock buyback program.

	Q2 2008	Q1 2008	Q2 2007
Revenue	$354.9 M	$347.8 M	$345.3 M
GAAP net income	$184.8 M	$19.8 M	$0.8 M
GAAP EPS — diluted	$0.47	$0.05	$0.00
Non-GAAP net income	$59.7 M	$64.2 M	$46.6 M
Non-GAAP EPS — diluted	$0.15	$0.16	$0.11
Non-GAAP gross margin	61.1%	60.5%	53.4%
Non-GAAP operating margin	22.9%	23.8%	16.8%
Cash flow from operations	$111.0 M	$79.2 M	$46.2 M

Non-GAAP financial measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. A detailed reconciliation between GAAP and non-GAAP information is contained in the tables included herein.

As a % of total revenues	Q2 2008	Q1 2008	Q2 2007
OEM revenues	86%	88%	85%
Channel/Direct revenues	14%	12%	15%
10% or greater customers revenues (3)	65%	66%	67%
Domestic revenues	62%	62%	65%
International revenues	38%	38%	35%
Service revenues	17%	14%	13%

	Q2 2008	Q1 2008	Q2 2007
Cash equivalents and investments, net of convertible debt	$627.9 M	$614.9 M	$674.5 M
Deferred revenues	$140.9 M	$136.6 M	$126.0 M
Capital expenditures	$14.1 M	$17.2 M	$14.2 M
Stock repurchases (in dollars)	$50.2 M	$80.0 M	$60.0 M
Stock repurchases (in shares)	6.9 M	11.1 M	6.3 M
Days sales outstanding	43 days	40 days	40 days
Employees at end of period	2,759	2,457	2,440

Non-GAAP Financial Measures
This press release and the related conference call contain non-GAAP financial measures. In evaluating the Company’s performance, management uses certain non-GAAP financial measures to supplement consolidated financial statements prepared under GAAP.
Management believes that non-GAAP net income and other non-GAAP measures used in this press release allow management to gain a better understanding of the Company’s comparative operating performance from period-to-period and to its competitors’ operating results. Management also believes these non-GAAP measures help indicate the Company’s baseline performance before gains, losses or charges that are considered by management to be outside ongoing operating results. Accordingly, management uses these non-GAAP measures for planning and forecasting of future periods and in making decisions regarding operations performance and the allocation of resources. Management believes these non-GAAP earnings measures, when read in conjunction with the Company’s GAAP financials, provide useful information to investors by offering:
•	the ability to make more meaningful period-to-period comparisons of the Company’s ongoing operating results;

•	the ability to better identify trends in the Company’s underlying business and perform related trend analysis;

•	a better understanding of how management plans and measures the Company’s underlying business; and

•	an easier way to compare the Company’s most recent results of operations against investor and analyst financial models.
Management excludes certain gains or losses and benefits or costs in determining non-GAAP net income that are the result of infrequent events, or arise outside the ordinary course of our continuing operations. Management believes that it is appropriate to evaluate the Company’s operating performance by excluding those items that are not indicative of ongoing operating results or limit comparability. Such items include: (i) legal fees associated with indemnification obligations to former employees and other related costs, (ii) acquisition and integration costs, and (iii) legal fees associated with certain pre-acquisition litigation, (iv) facilities lease loss and (v) gain/loss on sale of investments.
Management also excludes the following non-cash charges in determining non-GAAP net income: (i) stock-based compensation and (ii) amortization of purchased intangible assets, and (iii) facilities lease loss. Because of varying available valuation methodologies, subjective assumptions and the variety of award types, management believes that the exclusion of stock-based compensation allows for more accurate comparisons of our operating results to our peer companies. Further, management believes that excluding stock-based compensation expense allows for a more accurate comparison of our financial results to previous periods during which our equity-based awards were not required to be reflected on our income statement. Management believes that the expense associated with the amortization of acquisition-related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives and exclusion of the amortization expense allows comparisons of operating results that are consistent over time for the Company’s newly acquired and long-held businesses.
Finally, management believes that it is appropriate to exclude the tax effects of the items noted above as well as the release of the valuation allowance in order to present a more meaningful measure of non-GAAP net income.
Limitations. These non-GAAP measures have limitations, however, because they do not include all items of income and expense that impact the Company. Management compensates for these limitations by also considering the Company’s GAAP results. The non-GAAP financial measures the Company uses are not prepared in accordance with, and should not be considered an alternative to, measurements required by GAAP, such as operating income, net income and income per share, and should not be considered measures of the Company’s liquidity. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. In addition, these non-GAAP financial measures may not be comparable to similar measures reported by other companies.
Second Quarter Fiscal 2008 Conference Call and Web Cast Information
Brocade management will host a conference call to discuss second quarter 2008 results on Wednesday, May 14, 2008 at 2:00 p.m. Pacific Time. To access the live Web Cast, please visit Brocade’s Website at http://www.brcd.com at least 20 minutes prior to the call to download any necessary audio or plug-in software. A telephone replay will be available approximately two hours after the conference ends and will be available until 5:00 p.m. Pacific Time on May 21, 2008. A replay of the conference call will be available via the Web Cast at http://www.brcd.com for approximately twelve months. To access the replay, please dial 888-203-1112 for domestic access and 719-457-0820 for international callers; the access code for the telephone replay is #6776943.
Cautionary Statement
This press release contains statements that are forward-looking in nature, including statements regarding the Company’s new product offerings and market adoption. These statements are based on current expectations on the date of this press release and involve a number of risks and uncertainties, which may cause actual results to differ significantly from such estimates. The risks include, but are not limited to, the degree of market adoption of the Company’s new product and service offerings; market competition; the effect of changes in IT spending levels; our ability to realize anticipated benefits from acquisitions; the Company’s ability to anticipate future OEM and end-user product needs and to accurately forecast end-user demand; dependence on strategic partners; and the Company’s ability to manage its business effectively in a rapidly evolving market. Certain of these and other risks are set forth in more detail in “Item 1A. Risk Factors” in Brocade’s Quarterly Report on Form 10-Q for the fiscal quarter ended January 26, 2008. Brocade does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise.
About Brocade
Brocade is the leading provider of data center networking solutions that help enterprises connect and manage their information. Organizations that use Brocade products and services are better able to optimize their IT infrastructures and ensure compliant data management. For more information, visit the Brocade Website at http://www.brocade.com or contact the company at info@brocade.com.
Brocade, Brocade B weave logo, Fabric OS, File Lifecycle Manager, McDATA, MyView, Secure Fabric OS, SilkWorm, and StorageX are registered trademarks and the Brocade B-wing logo and Tapestry are trademarks of Brocade Communications Systems, Inc., in the United States and/or in other countries. All other brands, products, or service names are or may be trademarks or service marks of, and are used to identify, products or services of their respective owners.
# # #

BROCADE COMMUNICATIONS SYSTEMS, INC.
GAAP CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	April 26,	April 28,	April 26,	April 28,
	2008	2007	2008	2007
Net revenues
Product	$295,584	$300,438	$593,529	$507,654
Services	59,311	44,830	109,214	61,771

Total net revenues	354,895	345,268	702,743	569,425
Cost of revenues
Product	116,628	140,980	234,404	213,292
Services	32,814	33,440	66,309	43,918

Total cost of revenues	149,442	174,420	300,713	257,210

Gross margin	205,453	170,848	402,030	312,215
Operating expenses:
Research and development	61,131	58,303	119,336	100,694
Sales and marketing	69,985	59,364	133,160	97,951
General and administrative	13,316	13,570	25,683	20,975
Legal fees associated with indemnification obligations, SEC investigation and other related costs	4,789	15,234	14,448	20,462
Acquisition and integration costs	—	7,564	—	14,997
Amortization of intangible assets	7,909	7,977	15,818	8,887
Facilities lease losses	(477)	—	(477)	—

Total operating expenses	156,653	162,012	307,968	263,966

Income from operations	48,800	8,836	94,062	48,249
Interest and other income, net	7,306	10,788	18,791	18,244
Interest expense	(1,760)	(2,054)	(3,281)	(2,058)
Loss on investments, net	(4,725)	—	(6,949)	—

Income before provision for income taxes	49,621	17,570	102,623	64,435
Income tax provision/(benefit)	(135,167)	16,727	(102,010)	30,273

Net income	$184,788	$843	$204,633	$34,162

Net income per share — Basic	$0.49	$0.00	$0.54	$0.10

Net income per share — Diluted	$0.47	$0.00	$0.52	$0.10

Shares used in per share calculation — Basic	374,827	395,574	379,010	334,215

Shares used in per share calculation — Diluted	393,471	411,989	398,375	348,563

BROCADE COMMUNICATIONS SYSTEMS, INC.
GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	April 26,	October 27,
	2008	2007
Assets
Current assets:
Cash and cash equivalents	$513,533	$315,755
Short-term investments	195,566	325,846

Total cash, cash equivalents and short-term investments	709,099	641,601
Marketable equity securities	—	14,205
Accounts receivable, net	167,879	175,755
Inventories	12,418	18,017
Deferred tax asset	64,502	22,781
Prepaid expenses and other current assets	45,985	39,841

Total current assets	999,883	912,200

Long-term investments	87,392	137,524
Property and equipment, net	210,872	204,052
Goodwill	306,637	384,376
Intangible assets, net	253,793	272,652
Deferred tax asset	153,767	167
Other assets	16,872	19,129

Total assets	$2,029,216	$1,930,100

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$91,898	$108,810
Accrued employee compensation	78,885	76,017
Deferred revenue	102,990	94,533
Current liabilities associated with lease losses	13,941	12,807
Purchase commitments	27,238	23,176
Other accrued liabilities	63,072	94,358

Total current liabilities	378,024	409,701

Convertible subordinated debt	168,579	167,498
Non-current liabilities associated with lease losses	19,290	25,742
Non-current liabilities — deferred taxes	—	22,781
Non-current deferred revenue	37,875	36,344
Other non-current liabilities	42,893	1,376

Stockholders’ equity
Common stock	1,371,825	1,463,169
Accumulated other comprehensive loss	(1,650)	(1,180)
Accumulated deficit	12,380	(195,331)

Total stockholders’ equity	1,382,555	1,266,658

Total liabilities and stockholders’ equity	$2,029,216	$1,930,100

BROCADE COMMUNICATIONS SYSTEMS, INC.
GAAP CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
For the Three Months Ended APRIL 26, 2008 and APRIL 28, 2007
(in thousands)
(unaudited)

	Three Months Ended
	April 26,	April 28,
	2008	2007
Cash flows from operating activities:
Net income	$184,788	$843
Adjustments to reconcile net income to net cash provided by operating activities:
Release of valuation allowance	(166,508)	—
Excess tax benefit from employee stock plans	(3,105)	6,153
Depreciation and amortization	28,635	32,289
Loss on disposal of property and equipment	567	55
Net losses on investments and marketable equity securities	4,780	—
Non-cash compensation expense	11,176	8,004
Non-cash facilities lease loss benefit	(477)	—
Provision for doubtful accounts receivable and sales returns	1,620	1,535
Changes in operating assets and liabilities:
Accounts receivable	(10,116)	49,873
Inventories	2,937	(3,627)
Prepaid expenses and other assets	(5,694)	(3,906)
Accounts payable	13,491	(17,767)
Accrued employee compensation	18,713	(7,515)
Deferred revenue	4,282	3,949
Other accrued liabilities	28,235	(22,435)
Liabilities associated with lease losses	(2,365)	(1,207)

Net cash provided by operating activities	110,959	46,244

Cash flows from investing activities:
Purchases of property and equipment	(14,072)	(14,225)
Purchases of short-term investments	(26,656)	(173,190)
Proceeds from sale of marketable equity securities and equity investments	4,123	—
Proceeds from maturities and sale of short-term investments	121,145	285,230
Purchases of long-term investments	(8,275)	(39,625)
Proceeds from maturities and sale of long-term investments	22,331	2,150
Cash acquired (paid) in connection with acquisitions, net of cash paid (acquired)	(43,554)	2
Decrease in restricted cash	—	5,839
Cash acquired on merger with McDATA	—	147,407

Net cash provided by investing activities	55,042	213,588

Cash flows from financing activities:
Payments on capital lease obligations	—	(706)
Common stock repurchases	(50,170)	(59,874)
Excess tax benefit from employees stock plans	3,105	(6,153)
Redemption of outstanding convertible debt	—	(124,185)
Proceeds from issuance of common stock, net	6,876	45,193

Net cash used in financing activities	(40,189)	(145,725)

Effect of exchange rate fluctuations on cash and cash equivalents	1,131	(76)

Net increase in cash and cash equivalents	126,943	114,031
Cash and cash equivalents, beginning of period	386,590	249,807

Cash and cash equivalents, end of period	$513,533	$363,838

BROCADE COMMUNICATIONS SYSTEMS, INC.
GAAP CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
For the Six Months Ended APRIL 26, 2008 and APRIL 28, 2007
(in thousands)
(unaudited)

	Six Months Ended
	April 26,	April 28,
	2008	2007
Cash flows from operating activities:
Net income	$204,633	$34,161
Adjustments to reconcile net income to net cash provided by operating activities:
Release of valuation allowance	(166,508)	—
Excess tax benefit from employee stock plans	(7,030)	(161)
Depreciation and amortization	59,524	40,802
Loss on disposal of property and equipment	1,196	203
Net losses on investments and marketable equity securities	6,447	—
Non-cash compensation expense	19,647	14,729
Non-cash facilities lease loss benefit	(477)	—
Provision for doubtful accounts receivable and sales returns	3,309	1,662
Changes in operating assets and liabilities:
Accounts receivable	11,586	53,735
Inventories	5,599	(4,585)
Prepaid expenses and other assets	(2,383)	(8,997)
Accounts payable	(16,792)	(20,938)
Accrued employee compensation	2,597	(22,272)
Deferred revenue	9,988	12,274
Other accrued liabilities	63,665	(18,385)
Liabilities associated with lease losses	(4,841)	(2,653)

Net cash provided by operating activities	190,160	79,575

Cash flows from investing activities:
Purchases of property and equipment	(31,251)	(27,587)
Purchases of short-term investments	(101,575)	(290,890)
Proceeds from sale of marketable equity securities and equity investments	9,926	—
Proceeds from maturities and sale of short-term investments	298,446	377,833
Purchases of long-term investments	(37,731)	(91,801)
Proceeds from maturities and sale of long-term investments	22,483	5,847
Cash paid in connection with acquisitions, net of cash acquired	(43,554)	(7,704)
Decrease in restricted cash	—	5,839
Cash acquired on merger with McDATA	—	147,407

Net cash provided by investing activities	116,744	118,944

Cash flows from financing activities:
Payments on capital lease obligations	—	(706)
Common stock repurchases	(130,181)	(59,874)
Excess tax benefit from employees stock plans	7,030	161
Redemption of outstanding convertible debt	—	(124,185)
Proceeds from issuance of common stock, net	14,699	75,700

Net cash used in financing activities	(108,452)	(108,904)

Effect of exchange rate fluctuations on cash and cash equivalents	(674)	(145)

Net increase in cash and cash equivalents	197,778	89,470
Cash and cash equivalents, beginning of period	315,755	274,368

Cash and cash equivalents, end of period	$513,533	$363,838

BROCADE COMMUNICATIONS SYSTEMS, INC.
RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	April 26,	January 26,	April 28,
	2008	2008	2007
Net income on a GAAP basis	$184,788	$19,845	$843
Adjustments:
Stock-based compensation expense included in cost of revenues	2,371	2,492	2,236
Amortization of intangible assets expense included in cost of revenues	8,512	11,328	11,328
Legal fees associated with certain pre-acquisition litigation	458	—	—

Total gross margin adjustments	11,341	13,820	13,564
Legal fees associated with indemnification obligations, SEC investigation and other related costs	4,789	9,659	15,234
Stock-based compensation expense included in research and development	2,528	2,625	2,056
Stock-based compensation expense included in sales and marketing	3,146	1,986	1,682
Stock-based compensation expense included in general and administrative	3,131	1,371	944
Amortization of intangible assets expense included in operating expenses	7,909	7,909	7,977
Acquisition and integration costs	—	—	7,564
Facilities lease losses	(477)	—	—

Total operating expense adjustments	21,026	23,550	35,457

Total operating income adjustments	32,367	37,370	49,021
Loss on investments	4,189	1,815	—
Income tax effect of adjustments	(161,658)	5,206	(3,250)

Non-GAAP net income	$59,686	$64,236	$46,614

Non-GAAP net income per share — Basic	$0.16	$0.17	$0.12

Non-GAAP net income per share — Diluted	$0.15	$0.16	$0.11

Shares used in non-GAAP per share calculation — Basic	374,827	383,194	395,574

Shares used in non-GAAP per share calculation — Diluted	393,471	403,279	411,989

See explanation of non-GAAP information included herein.

BROCADE COMMUNICATIONS SYSTEMS, INC.
RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME
(in thousands, except per share data)
(unaudited)

	Six Months Ended
	April 26,	April 28,
	2008	2007
Net income on a GAAP basis	$204,633	$34,161
Adjustments:
Stock-based compensation expense included in cost of revenues	4,863	3,677
Amortization of intangible assets expense included in cost of revenues	19,841	11,328
Legal fees associated with certain pre-acquisition litigation	458	—

Total gross margin adjustments	25,162	15,005
Legal fees associated with indemnification obligations, SEC investigation and other related costs	14,448	20,462
Stock-based compensation expense included in research and development	5,152	4,054
Stock-based compensation expense included in sales and marketing	5,132	3,068
Stock-based compensation expense included in general and administrative	4,502	1,597
Amortization of intangible assets expense included in operating expenses	15,818	8,887
Acquisition and integration costs	—	14,997
Facilities lease losses	(477)	—

Total operating expense adjustments	44,575	53,065

Total operating income adjustments	69,737	68,070
Loss on investments	6,004	—
Income tax effect of adjustments	(156,451)	(6,186)

Non-GAAP net income	$123,922	$96,045

Non-GAAP net income per share — Basic	$0.33	$0.29

Non-GAAP net income per share — Diluted	$0.32	$0.28

Shares used in non-GAAP per share calculation — Basic	379,010	334,215

Shares used in non-GAAP per share calculation — Diluted	398,375	348,563

See explanation of non-GAAP information included herein.